                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934(AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]     Preliminary Proxy Statement
[ ]     Confidential, for Use of Commission Only (as permitted by
        Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Section 240.14a-11(c)or Section
        240.14a-12

                            STEARNS & LEHMAN, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than Registrant) Payment of Filing Fee (Check the appropriate box):
[X]     No fee required
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(I)(4) and 0-11,
        1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
        2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
        4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
        5)  Total fee paid:

        ------------------------------------------------------------------------
[ ]     Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
        1)  Amount Previously Paid:

        ------------------------------------------------------------------------
        2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
        3)  Filing Party:

        ------------------------------------------------------------------------
        4)  Date Filed:

        ------------------------------------------------------------------------

                             STEARNS & LEHMAN, INC.
                                 P.O. Box 1748
                               30 Paragon Parkway
                            Mansfield, Oh 44901-1748

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD OCTOBER 15, 1997
--------------------------------------------------------------------------------

The 1997 Annual Meeting of Shareholders (the "Annual Meeting") of Stearns & Lehman, Inc. (the "Company") will be held at the Masonic Temple, 1250 Middle Bellville Road, Mansfield, Ohio 44904 on October 15, 1997 at 10:00 A.M., Eastern Standard Time, for the following purposes:

1. To elect four (4) directors to serve until the next Annual Meeting or until their successors are duly elected and qualified; and

2. To ratify the appointment of Coopers & Lybrand LLP as the independent public accountants of the Company for the fiscal year ending April 30, 1998; and

3. To transact any other business which properly comes before the meeting or any adjournment thereof.

All Company shareholders of record as of the close of business on August 29, 1997 are entitled to vote at the Annual Meeting. A complete list of shareholders entitled to vote at the Annual Meeting will be available for examination by any Company shareholder at 30 Paragon Parkway, Mansfield, Ohio 44903, for purposes germane to the Annual Meeting, during normal business hours from August 29, 1997 until the Annual Meeting.

A copy of the Company's annual report for the year ended April 30, 1997 is enclosed.

The accompanying form of proxy is being solicited by the Board of Directors of the Company. Whether or not you plan to attend the Annual Meeting and any adjournment thereof, shareholders are requested to DATE, SIGN AND RETURN THE ENCLOSED PROXY in the return envelope furnished for your convenience. If you attend the Annual Meeting and prefer to vote in person, you can revoke your proxy. We warmly invite you to be present at the meeting.

                                        By order of the Board of Directors
                                        STEARNS & LEHMAN, INC.

                                        /s/ William C. Stearns
                                        -----------------------------
                                        William C. Stearns, President

Mansfield, Ohio
September 3, 1997

                             STEARNS & LEHMAN, INC.
                                 P.O. Box 1748
                               30 Paragon Parkway
                            Mansfield, Oh 44901-1748

--------------------------------------------------------------------------------
                                PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD OCTOBER 15, 1997
--------------------------------------------------------------------------------

This proxy statement and accompanying proxy card support a proxy solicitation on behalf of the Board of Directors of Stearns & Lehman, Inc. (the "Company") for use at the October 15, 1997 Annual Meeting of shareholders and at any adjournment of that meeting. This proxy statement and form of proxy, together with the Company's Annual Report for the year ended April 30, 1997 will be sent by the Company by mail to shareholders beginning September 3, 1997.

The form of proxy, when properly signed, dated and returned to the Company, will be voted by the proxies at the Annual Meeting as directed. Proxies returned without direction about business to be transacted at the meeting will be voted in favor of (i) the election of William C Stearns, Sally A. Stearns, Frank E. Duval, and Carter F. Randolph, Ph.D. to the Board of Directors of the Company, (ii) the ratification of the appointment of Coopers & Lybrand LLP as the independent public accountants of the Company for the Company's fiscal year ending April 30, 1998 and (iii) the ratification of outside director compensation in the form of 5,000 warrants prorated by month for each calendar year served as a member of the Board of Directors and $1,000 per meeting of the Board of Directors. The proxies will use their best judgment regarding other matters that properly come before the Annual Meeting. The Company is not aware of any matters, other than those discussed in this proxy statement, that will be presented at the Annual Meeting.

The Company can conduct business at the Annual Meeting only if holders of a majority of the outstanding common shares of the Company (the "Common Stock") entitled to vote are present, either in person or by proxy. Abstentions will be counted in determining whether a quorum has been reached. Assuming a quorum exists, the affirmative vote of a majority of the Common Stock outstanding as of the close of business on August 29, 1997 is necessary to approve each of the proposed matters to be voted on.

In the event that a quorum is not present at the time the Annual Meeting is convened, a majority in interest of the holders of the Common Stock represented in person or by proxy may adjourn the meeting from time to time, without notice other than announcement at the Annual Meeting, until holders of the amount of Common Stock requisite to constitute a quorum shall attend. At any such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the Annual Meeting as originally called.

                             REVOCABILITY OF PROXY

Execution of the enclosed form of proxy will not affect a shareholder's right to attend the Annual Meeting and vote in person. Any shareholder giving a proxy may revoke it at any time before it is exercised by delivering a later-dated proxy or a written notice of revocation to the Secretary of the Company at the address set forth above or by giving notice of revocation at the Annual Meeting. Shareholders may vote all their eligible shares of Common Stock if they are personally present at the Annual Meeting. When a shareholder votes at the Annual Meeting, his or her vote will revoke any proxy previously granted by the shareholder.

                    VOTING SECURITIES AND PRINCIPAL HOLDERS

As of August 29, 1997, the record date, 3,226,752 shares of Common Stock were outstanding and entitled to vote at the Annual Meeting. Each share may cast one vote on each separate matter of business properly brought before the Annual Meeting. There are no cumulative voting rights. Only holders of record at the close of business on August 29, 1997 may vote.

Under the rules of Securities and Exchange Commission, boxes and a designated blank space are provided on the form of proxy for shareholders to mark if they wish either to abstain on a proposal presented for shareholder approval or to withhold authority to vote for one or more nominees for election as a director of the Company. Common Stock as to which the authority to vote is withheld will be counted for quorum purposes but will not be counted toward the election of directors or toward the election of individual nominees specified on the form of proxy. Abstentions are counted as present for quorum purposes; however, the effect of abstentions on the proposal to ratify the appointment of Coopers & Lybrand LLP is the same as a "no" vote.

Brokers/dealers who hold their customers' Common Stock in street name may, under the applicable rules of the self-regulatory organizations of which the broker/dealers are members, sign and submit proxies for such Common Stock and may vote such Common Stock on routine matters, which, under such rules, typically include the election of directors, but broker/dealers may not vote such Common Stock on other matters without specific instructions from the customer who owns such Common Stock. Proxies signed and submitted by broker/dealers which have not been voted on certain matters as described in the previous sentence are referred to as broker non-votes. Such proxies count towards the establishment of a quorum. Broker non-votes on the proposals to ratify the appointment of Coopers & Lybrand LLP will not be considered as votes entitled to be cast in determining the outcome of these proposals.

The following table sets forth certain information, so far as is known to management of the Company, regarding beneficial ownership of Common Stock held of record, as of August 29, 1997, by (i) each shareholder who owns beneficially more than five percent (5%) of the outstanding Common Stock; (ii) each officer and Director of the Company; and (iii) all officers and Directors as a group.

--------------------------------------------------------------------------------------------------------------------------------
         TITLE OF CLASS                   NAME AND ADDRESS OF                    AMOUNT AND                   PERCENT OF
                                          BENEFICIAL OWNER (1)                    NATURE OF                     CLASS
                                                                                 BENEFICIAL
                                                                                OWNERSHIP (2)
--------------------------------------------------------------------------------------------------------------------------------
Common Stock, no par               William C. Stearns                             652,016 (3)                     20.1%
value                              Director, President and
                                   Treasurer
--------------------------------------------------------------------------------------------------------------------------------
Common Stock, no par               Sally A. Stearns                               681,916 (3)                     21.0%
value                              Director, Vice President
                                   and Secretary
--------------------------------------------------------------------------------------------------------------------------------
Common Stock, no par               Frank E. Duval                                 120,000 (4)                      3.7%
value                              Director
--------------------------------------------------------------------------------------------------------------------------------
Common Stock, no par               Carter F. Randolph, Ph.D.                       71,352 (5)                      2.2%
value                              Director
--------------------------------------------------------------------------------------------------------------------------------
Common Stock, no par               John A. Chuprinko                                  640                          .02%
value                              Chief Financial Officer
--------------------------------------------------------------------------------------------------------------------------------
Common Stock, no par               All Directors and Officers                   1,525,924 (6)                     46.9%
value                              as a group (5 persons)
--------------------------------------------------------------------------------------------------------------------------------

(1) The address for all persons listed is 30 Paragon Parkway, Mansfield, Ohio 44903.

(2) Unless otherwise indicated, the named shareholder has sole voting and investment power.

(3) Does not include shares owned by the persons spouse, for which shares the person disclaims beneficial ownership.

(4) Includes 20,000 shares purchasable on exercise of currently exercisable warrants.

(5) Of such shares, 64,554 are beneficially owned by the Randolph Company, Inc., an Ohio corporation, of which Dr. Randolph owns 100% of the common shares. The Randolph Company, Inc. and, therefore, Dr. Randolph have full discretionary investment authority over such shares, including the right to vote and sell such shares. Includes 7,698 shares for which Dr. Randolph and his wife, Kathy, have shared voting and investment power. Includes 3,798 shares purchasable on exercise of currently exercisable warrants.

(6) Includes 23,798 shares purchasable on exercise of currently exercisable warrants.

                        DIRECTORS AND EXECUTIVE OFFICERS

The following table contains the name, position, age and telephone number with the Company of each Director and executive officer of the Company as of August 29, 1997. Their respective backgrounds are described following the table. Each of the executive officers devotes his or her full-time efforts to the affairs of the Company.

NAME                       POSITION                                             AGE     TELEPHONE NO.
----                       --------                                             ---     -------------
William C. Stearns         President, Treasurer and Director                    44      419/522-2722
Sally A. Stearns           Vice President, Secretary and Director               37      419/522-2722
John A. Chuprinko          Chief Financial Officer                              42      419/522-2722
Frank E. Duval             Director                                             53      419/882-2314
Carter F. Randolph         Director                                             41      513/891-7144

WILLIAM C. STEARNS - PRESIDENT, TREASURER AND DIRECTOR

William C. Stearns is President, Treasurer and a Director of the Company. Mr. Stearns founded the Company in March of 1988 and has been its President and a Director since that time. Mr. Stearns attended both Cleveland State University and Baldwin-Wallace University and is a member of the Manufacturers' Board of Directors of the National Food Distributors Association and the National Association of Specialty Food Trade. Mr. Stearns is the husband of Sally A. Stearns.

SALLY A. STEARNS - VICE PRESIDENT, SECRETARY AND DIRECTOR

Sally A. Stearns graduated from Bowling Green State University in June of 1982 with a Bachelor of Science Degree in Business Administration, with a major concentration in Human Resource Management. From October 1987 to February 8, 1989, she was a senior accountant for Autocall, Inc., a division of Federal Signal located in Shelby, Ohio. From February 18, 1989 to the present Ms. Stearns has served as Vice President, Secretary and a Director of the Company. Ms. Stearns is a member of the Board of Directors' Audit Committee.

JOHN A. CHUPRINKO - CHIEF FINANCIAL OFFICER

John A. Chuprinko is a graduate of The Ohio State University, where he obtained a Bachelor of Science Degree in accounting, and the United States Navy Supply School in Athens, Georgia. Mr. Chuprinko was hired as the Chief Financial Officer of the Company on January 10, 1996 and is a Certified Public Accountant. Mr. Chuprinko is the President of the Knox County, Ohio Airport Advisory Board and is a member and past Chairman of the Marion Technical College Accounting Advisory Committee. From October 1994 to January 1996, Mr. Chuprinko served as the Chief Financial Officer and Treasurer of Na-Churs Plant Food Company, a national manufacturing company with $18,000,000 in sales, located in Marion, Ohio. Prior to that position, Mr. Chuprinko was the Controller at The J.E. Grote Company, Incorporated in Blacklick, Ohio.

FRANK E. DUVAL - DIRECTOR

Mr. Duval has served as a Director of the Company since January 3, 1995. Mr. Duval has been the President of J&S Capital, Inc. since 1990 where he oversees a portfolio of real estate, limited partnership and stock and bond investments. Mr. Duval has a Bachelor of Science Degree in

Education from the University of Buffalo. From 1979 to 1990, Mr. Duval served as President and Chief Executive Officer of International Automated Machines, Inc., a manufacturer of single service and portion control condiments. From 1973 to 1979, he served as President and Chief Executive Officer of United Wild Rice, Inc. Prior to 1973, Mr. Duval held various sales and marketing management positions with Ralston Purina, Wm. Underwood Company and Scott Paper Company. Mr. Duval is a member of the Board of Directors' Audit Committee.

CARTER F. RANDOLPH, PH.D. - DIRECTOR

Dr. Randolph was appointed as a Director of the Company on March 29, 1996. Since 1987, Dr. Randolph has been the President of The Randolph Company, Inc. where he is responsible for the management of pension plans, foundations and trusts. From 1989 to the present, Dr. Randolph has also been Executive Vice President and Trustee of the Green Acres Foundation where he is responsible for management, including all aspects of organization and operation of the private nonprofit foundation. Dr. Randolph has experience in the areas of estate planning, tax planning, IRS audit management, investment management, real estate management, farm management and property management. Dr. Randolph currently serves on the Board of Directors of Cintech Tele-Management Systems, Inc. Dr. Randolph is a member of the Board of Directors' Audit Committee.

SIGNIFICANT EMPLOYEES

PHYLLIS J. THOMAS

Ms. Thomas, age 43, has been employed by the Company since November 1993 and currently is the national sales manager responsible for managing the Company's sales department, including the coordination of the regional sales personnel and managing the Company's marketing efforts. Ms. Thomas is a graduate of Ashland University with a Bachelor of Science Degree in Business Administration. Prior to working for the Company, Ms. Thomas was a promotion specialist for R.J.R. Nabisco from 1990 to 1993.

F. MICHAEL DEMETER

Mr. Demeter, age 46, a 1974 graduate of Wayne State University in Detroit, Michigan, with a Bachelor of Arts Degree. in Business Administration, was hired by the Company as the Director of Operations on February 27, 1997. From August 1988 to February, 1997, Mr. Demeter was the Vice President of Operations for Megas Beauty Care, Inc. (Division of American Safety Razor Company), a $100,000,000 manufacturer of private label health and beauty aids located in Cleveland, Ohio. In this capacity, Mr. Demeter directed a team of over 500 salaried and hourly employees. Mr. Demeter is APICS Certified Integrated Resource Management qualified.

FAMILY RELATIONSHIPS

Except for Mr. and Mrs Stearns, there are no family relationships among the directors and executive officers of the Company.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

William C. Stearns, the President, Treasurer and a Director of the Company, owns a twin engine airplane which he regularly uses for Company business. The Company pays Corporate Flight Services, a sole proprietorship of Mr. Stearns, $500.00 per month and $210.00 per hour for the use of the airplane. During the fiscal years ended April 30, 1997 and 1996, Corporate Flight Service was paid $49,892.60 and $38,846.00, respectively, pursuant to this arrangement.

The Company carries and pays the premium for a "key man" life insurance policy on Mr. Stearns in the amount of $1,000,000, and as one of the named beneficiaries, the Company is entitled to ninety (90%) of the benefits of such policy. Sally A. Stearns is the other named beneficiary of Mr. Stearns' insurance policy and is entitled to ten percent (10%) of the benefits of such insurance policy. The Company also carries and pays the premium for a "key man" life insurance policy on Ms. Stearns, the Vice President, Secretary and a Director of the Company, in the amount of $500,000 and is entitled to eighty percent (80%) of the benefits of such policy. William C. Stearns is the other named beneficiary of Ms. Stearns' policy and is entitled to receive the remaining twenty percent (20%) of the benefits of such insurance policy.

Any future transactions between the Company and its officers, directors or shareholders owning five percent (5%) or more of the Common Stock will be on terms no less favorable to the Company than could be obtained from independent third parties.

                       MEETINGS OF THE BOARD OF DIRECTORS

The Company's Board of Directors met five times during the fiscal year ended April 30, 1997. All Directors were present at these meetings.

                                   COMMITTEES

The Company's Board of Directors has an Audit Committee. The duties of the Audit Committee are to recommend independent accountants for selection by the Board of Directors, to review the arrangements for and scope of the independent accountants' audit, to review the findings and recommendations of the independent accountants concerning internal accounting procedures and controls, to review professional services rendered by the independent accountants in regard to the Company and its management, and to review potential conflicts of interest between the Company and its employees. The Audit Committee was established by the Board of Directors on May 13, 1996, has met twice since that date. The members of the Audit Committee presently are Frank E. Duval, Carter
F. Randolph, Ph.D. and Sally A. Stearns. The Board of Directors does not have a Compensation Committee. William C. Stearns and Sally A. Stearns, both executive officers of the Company, are Directors and participated in deliberations of the Company's Board of Directors concerning executive compensation. The Board of Directors does not have a Nominating Committee nor has it designated a Stock Option Committee.

                             EXECUTIVE COMPENSATION

The following table and notes set forth information regarding remuneration of the only officer of the Company whose total annual salary and bonus during the fiscal year ended April 30, 1997 exceeded $100,000:


----------------------------------------------------------------------------------------------------------------------------
NAME OF INDIVIDUAL              FISCAL                                                                    ALL OTHER
POSITION                         YEAR             SALARY ($)                   BONUS ($)                COMPENSATION ($)
----------------------------------------------------------------------------------------------------------------------------

William C. Stearns,              1997          $104,000.00                    $     0.00                  $123.00 (1)
President                        1996          $127,500.00 (1)                $     0.00                  $115.00 (1)
                                 1995          $ 66,500.00                    $65,000.00                  $115.00 (1)
----------------------------------------------------------------------------------------------------------------------------

(1) The Company carries and pays the premium on a "key man" life insurance policy on Sally A. Stearns in the amount of $500,000 and is entitled to eighty percent (80%) of the benefits of such a policy. Mr. Stearns is the other named beneficiary of this policy and is entitled to receive the remaining twenty percent (20%) of the benefits of such insurance policy. For the fiscal years ended April 30, 1997, 1996 and 1995, the premium value of this benefit to Mr. Stearns was $123.00, $115.00 and $115.00, respectively.

                             DIRECTORS COMPENSATION

Through April 30, 1997, the Directors of the Company received no cash compensation for serving on the Board of Directors, but were reimbursed reasonable expenses incurred in attending meetings. The Board of Directors voted and approved a resolution to compensate outside directors $1,000.00 per meeting of the Board of Directors effective June 13, 1997. The Company has agreed to grant warrants to each of the outside Directors for services rendered during a calendar year, on a pro rata basis for the actual time served as a Director during such calendar year, to purchase up to 5000 shares of Common Stock. Frank E. Duval and Carter F. Randolph, Ph.D. received warrants to purchase 5,000 and 3,798 shares of Common Stock, respectively, at an exercise price of $5.50 per share, on April 28, 1997 for services rendered in calendar year 1996. On August 21, 1997, the Board of Directors voted and approved to revise the plan to issue warrants as compensation to outside Directors. The revised plan will expire as of the calendar year ending December 31, 2002, the total warrants to purchase Common Stock issued as compensation to outside Directors will not exceed 75,000 shares of Common Stock and the exercise price for such warrants shall be equal to the fair market value of such shares at the date of issuance. Furthermore, the date of issuance shall be the third Wednesday of January of each such calendar year for service rendered in the previous calendar year. The warrants are exercisable for a period of ten years from the date of issuance.

                               STOCK OPTION PLAN

At the Company's Annual Meeting of Shareholders held on March 31, 1994, the Company adopted the 1994 Stock Option Plan (the "Plan"). The shares of Common Stock that may be issued upon the exercise of options granted under the Plan shall not exceed 275,000 shares in the aggregate. The options granted under the Plan may be designed as "incentive stock options" or "nonqualified stock options", at the discretion of the committee designated by the Board of Directors of the Company to administer the Plan. The exercise price of "nonqualified stock options" shall not be less than 100% of the fair market value of a share of Common Stock on the effective date of the grant. The option price for "incentive stock options" shall not be less than 110% of the fair market value of a share of Common Stock on the effective date of the grant. To date, the Company has not issued options to any of its officers, directors or employees under the Plan.

                COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires executive officers and directors, and persons who beneficially own more than ten percent (10%) of the Company's Common Stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Executive officers, directors and persons who beneficially own more than ten percent (10%) of the Company's Common Stock are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

William C. Stearns, Sally A. Stearns, Frank E. Duval and Carter F. Randolph, Ph.D. failed to file their Forms 3 in a timely manner following the Company's initial public offering.

                       EXPENSE AND MANNER OF SOLICITATION

The expenses of the solicitation of the proxies for the Annual Meeting, including the cost of preparing, assembling and mailing the notice, form of proxy, proxy statement and return envelopes, the handling and tabulation of proxies received, and charges of brokerage houses and other institutions, nominees or fiduciaries for forwarding such documents to beneficial owners, will be paid by the Company. In addition to the mailing of the proxy material, solicitation may be made in person or by telephone by officers, directors or regular employees of the Company.

                                 ANNUAL REPORT

The Annual Report for the Company for the year ended April 30, 1997 is enclosed herewith but is not a part of the proxy solicitation material.

                                   PROPOSAL 1
                       ELECTION OF THE BOARD OF DIRECTORS

The Board of Directors of the Company has nominated William C. Stearns, Sally
A. Stearns, Frank E. Duval, and Carter F. Randolph, Ph.D., all members of the existing Board of Directors, for election to the Board of Directors of the Company. Each of these nominees was elected to the Board of Directors at the Company's 1996 Annual Meeting of Shareholders.

A proposal to elect William C. Stearns, Sally A. Stearns, Frank E. Duval, and Carter F. Randolph, Ph.D. to the Company's Board of Directors will be presented to the shareholders at the Annual Meeting. Each director to be elected will hold office until the next annual meeting of shareholders of the Company and until his or her successor is elected and has qualified, or until such director's earlier resignation, death or removal. The nominees receiving the highest number of votes, up to the number of directors to elected, will be elected.

THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF WILLIAM C. STEARNS, SALLY A. STEARNS, FRANK E. DUVAL, AND CARTER F. RANDOLPH, PH.D. TO THE COMPANY'S BOARD OF DIRECTORS.

                                   PROPOSAL 2
                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

Coopers & Lybrand L.L.P. was the Company's independent public accounting firm for the fiscal years ended April 30, 1995, 1996 and 1997 and has been appointed by the Board of Directors of the Company to continue in that capacity for the fiscal year ending April 30, 1998.

A proposal to ratify the appointment of Coopers & Lybrand L.L.P. will be presented to the shareholders at the Annual Meeting. Representatives of Coopers & Lybrand L.L.P. will be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so and respond to appropriate questions. An affirmative vote of the holders of shares of a majority of the Common Stock outstanding as of the close of business on August 29, 1997 is necessary to approve this proposal.

THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF COOPERS & LYBRAND L.L.P.

                             SHAREHOLDER PROPOSALS

Shareholders are entitled to submit proposals on matters appropriate for shareholder action consistent with regulations of the Securities and Exchange Commission and the Company's Code of Regulations. Should a shareholder wish to have a proposal appear in the Company's proxy statement for next year's annual meeting, under the regulations of the Securities and Exchange Commission, it must be received by the Secretary of the Company at P.O. Box 1748, 30 Paragon Parkway, Mansfield, Ohio 44901-1748 on or before May 5, 1998.

                                 OTHER BUSINESS

All items of business to be brought before the Annual Meeting are set forth in this proxy statement. Management knows of no other business to be presented. If other matters of business not presently known to management are properly raised at the Annual Meeting, the proxies will vote on the matters in accordance with their best judgment.

NOTE: SHAREHOLDERS ARE REQUESTED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY, USING THE ENCLOSED ENVELOPE.

                             STEARNS & LEHMAN, INC.

                                 P.O. Box 1748
                               30 Paragon Parkway
                            Mansfield, Oh 44901-1748

This Proxy is Solicited on Behalf of the Board of Directors.

The undersigned hereby appoints each of Sally A. Stearns and Frank E. Duval as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all the common shares of Stearns & Lehman, Inc. (the "Company") held of record by the undersigned on August 29, 1997, at the Annual Meeting of shareholders to be held on October 15, 1997, or any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES IN ITEM 1 AND "FOR" ITEM 2.

ITEM 1 - ELECTION OF DIRECTORS

        [  ]   FOR all nominees    [  ]   WITHHOLD AUTHORITY for all nominees

INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.

          William C. Stearns                     Sally A. Stearns
          Frank E. Duval                         Carter F. Randolph, Ph.D.

Item 2 - PROPOSAL TO RATIFY THE APPOINTMENT OF COOPERS & LYBRAND
L.L.P. AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY

          [  ]   For               [  ]   Against               [  ]   Abstain

The common shares represented by this proxy will be voted as directed by the shareholder. If no direction is given when the duly executed proxy is returned, such shares will be voted "FOR all nominees" in Item 1 and "FOR" Item 2.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder.

Please complete, sign, date and return the proxy promptly, using the enclosed envelope.

                                       Signature
Signature: ______________________      if held jointly: _______________________

Date:      ______________________

Please sign exactly as name appears. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                             STEARNS & LEHMAN, INC.
                                 P.O. Box 1748
                               30 Paragon Parkway
                            Mansfield, Oh 44901-1748

          BALLOT FOR ANNUAL MEETING OF SHAREHOLDERS, OCTOBER 15, 1997

The undersigned holder of common shares of Stearns & Lehman, Inc. (the "Company") hereby votes all of the common shares of the Company which the undersigned is entitled to vote, as a result of being the shareholder of record on August 29, 1997, at the Annual Meeting of shareholders of the Company held on October 15, 1997 as follows:

ITEM 1 - ELECTION OF DIRECTORS

   [  ]    William C. Stearns               [  ] ___________________________

   [  ]    Sally A. Stearns                 [  ] ___________________________

   [  ]    Frank E. Duval                   [  ] ___________________________

   [  ]    Carter F. Randolph, Ph.D.        [  ] ___________________________


ITEM 2 - PROPOSAL TO RATIFY THE APPOINTMENT OF COOPERS & LYBRAND
L.L.P. AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY

          [  ]   For               [  ]   Against               [  ]   Abstain


                                       Signature
Signature:    ___________________      if held jointly: _______________________

Printed name: ___________________      Printed name:    _______________________

Please sign exactly as name appears. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.